UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2007

Argo Group International Holdings, Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 Pitts Bay Road		P.O. Box HM 1282
Pembroke HM 08		Hamilton HM FX
Bermuda		Bermuda
(Address, Including Zip Code,
of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     This Amendment No. 1 to Form 8-K is being filed to amend the current report on Form 8-K filed by Argo Group International Holdings, Ltd. (“Argo Group”) on August 7, 2007 to include the financial statements and pro forma financial information previously omitted in accordance with Item 9.01 of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

     Argo Group hereby incorporates by reference the audited financial statements of PXRE Group Ltd. (the acquired person for accounting purposes) appearing at pages F-1 through F-46 of PXRE Group Ltd.’s Annual report on Form 8-K for the year ended December 31, 2006 and Item 9A of such Form 10-K.

(b) Pro Forma Financial Information

     The pro forma financial information required by this item is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits

23.1     Consent of KPMG LLP, independent registered public accounting firm for PXRE Group Ltd.

99.1     Preliminary Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Robert P. Myron
Dated: October 23, 2007		Name: Robert P. Myron
Title: Executive Vice President and Chief Financial Officer